    AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON JANUARY 30, 1998

                                                      REGISTRATION NO. 333-42229
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                            ------------------------

                                AMENDMENT NO. 2

                                       TO

                                    FORM S-4
                             REGISTRATION STATEMENT
                                     UNDER
                           THE SECURITIES ACT OF 1933
                            ------------------------

                             KOLLMORGEN CORPORATION

             (Exact Name of Registrant as Specified in Its Charter)

               NEW YORK                                  3621                                 042151861
   (State or Other Jurisdiction of           (Primary Standard Industrial                  (I.R.S. Employer
    Incorporation or Organization)           Classification Code Number)                Identification Number)

                            ------------------------

                                RESERVOIR PLACE
                               1601 TRAPELO ROAD
                          WALTHAM, MASSACHUSETTS 02154
                                 (781) 890-5655
         (Address, Including Zip Code, and Telephone Number, Including
            Area Code, of Registrant's Principal Executive Offices)
                         ------------------------------

                              JAMES A. EDER, ESQ.
                 VICE PRESIDENT, SECRETARY AND GENERAL COUNSEL
                             KOLLMORGEN CORPORATION
                        968 FARMINGTON AVENUE, ROOM 208
                        WEST HARTFORD, CONNECTICUT 06107
                                 (860) 232-3121
           (Name, Address, Including Zip Code, and Telephone Number,
                   Including Area Code, of Agent For Service)
                         ------------------------------

                                   COPIES TO:

                          CREIGHTON O'M. CONDON, ESQ.
                              LINDA C. QUINN, ESQ.
                              SHEARMAN & STERLING
                              599 LEXINGTON AVENUE
                               NEW YORK, NY 10022
                                 (212) 848-4000
                            ------------------------

        Approximate date of commencement of proposed sale to the public:

 AS SOON AS PRACTICABLE AFTER THE EFFECTIVE DATE OF THIS REGISTRATION STATEMENT
                                    AND THE

  SATISFACTION OR WAIVER OF THE CONDITIONS TO THE CONSUMMATION OF THE PROPOSED
                            MERGER DESCRIBED HEREIN.

    If the securities being registered on this form are being offered in connection with the formation of a holding company and there is compliance with General Instruction G, check the following box. / /
                            ------------------------

    THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(A) OF THE SECURITIES ACT OF 1933 OR UNTIL THE REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE COMMISSION, ACTING PURSUANT TO SAID SECTION 8(A), MAY DETERMINE.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                      AMENDMENT TO REGISTRATION STATEMENT



    The Registrant hereby amends the Registration Statement to incorporate the exhibits filed herewith and to add the following items to Item 21. See "Incorporation of Certain Documents by Reference" in the Proxy Statement contained in the Registration Statement.



 EXHIBIT
   NO.
---------
23.1       Consent of Coopers & Lybrand L.L.P.
99.13      Supplemental Proxy Materials of Kollmorgen Corporation dated January 30, 1998.
99.14      Form of Proxy to be mailed to Pacific Scientific Shareholders.
99.15      Kollmorgen Letter to Pacific Scientific Shareholders dated January 30, 1998.
99.16      Form of Press Release dated January 30, 1998.

                                   SIGNATURES


    Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Amendment No. 2 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of West Hartford, State of Connecticut, on January 30, 1998.


                                KOLLMORGEN CORPORATION

                                BY:  /S/ JAMES A. EDER
                                     -----------------------------------------
                                     Name: James A. Eder
                                     Title: Vice President, Secretary
                                          and General Counsel

                                   SIGNATURES


    Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 2 to the Registration Statement has been signed below on the 30th day of January, 1998, by the following persons on behalf of the Registrant in the capacities indicated:


                      SIGNATURE                                                 TITLE
------------------------------------------------------  ------------------------------------------------------

                          *
     -------------------------------------------        Chairman of the Board, President, Chief Executive
                     Gideon Argov                         Officer and Director (Principal Executive Officer)

                          *
     -------------------------------------------        Senior Vice President, Treasurer, Chief Financial
                  Robert J. Cobuzzi                       Officer and Director (Principal Financial Officer)

                          *
     -------------------------------------------        Controller and Chief Accounting Officer (Principal
                    Keith A. Jones                        Accounting Officer)

                          *
     -------------------------------------------        Director
                  Jerald G. Fishman

                          *
     -------------------------------------------        Director
                  Herbert L. Henkel

                          *
     -------------------------------------------        Director
                  James H. Kasschau

                          *
     -------------------------------------------        Director
               J. Douglas Maxwell, Jr.

                          *
     -------------------------------------------        Director
                   Robert N. Parker

                          *
     -------------------------------------------        Director
                 Geoffrey S. Rehnert

                          *
     -------------------------------------------        Director
                  George P. Stephan

*By: /s/ James A. Eder

     James A. Eder
    Attorney-in-fact

                                 EXHIBIT INDEX


     23.1  Consent of Coopers & Lybrand L.L.P.

    99.13  Supplemental Proxy Materials of Kollmorgen Corporation dated January 30, 1998.

    99.14  Form of Proxy to be mailed to Pacific Scientific Shareholders.

    99.15  Kollmorgen Letter to Pacific Scientific Shareholders dated January 30, 1998.

    99.16  Form of Press Release dated January 30, 1998.